
日本政府 収入印紙 100,000円
日本政府 収入印紙 100,000円
日本政府 収入印紙 100,000円
日本政府 収入印紙 100,000円
日本政府 収入印紙 40,000円
日本政府 収入印紙 40,000円

工 事 請 負 契 約 書

発 注 者　　特定目的会社 ホテル１０１ニセコ　　取締役　鄭　武壽　　と

受 注 者　　岩田地崎建設株式会社　　代表取締役社長　岩田　圭剛　　とは

（ 工事名 ）　HOTEL 101-NISEKO 新築工事

の施工について、つぎの条項と添付の民間(七会)連合協定工事請負契約約款、工事請負契約約款特記事項、工事区分表、VEリスト、工程表、確認申請図及び見積書にもとづいて工事請負契約（以下「本契約」という。）を締結する。

１．工 事 場 所　　北海道虻田郡倶知安町ニセコひらふ4条1丁目95-1, -8, -9, -10, -11, -1

２．工　　　期　　着 手　２０２３年 ９ 月 １ 日

完 成　２０２６年１２月３１日
・受注者は2026年11月30日の完成に向け努力するものとする。
・ランドスケープの完成日は2027年6月30日とする。

３．引 渡 の 時 期　　完 成 の 日

４．請 負 代 金 額　　金１０，９４５，０００，０００円也
うち工事価格（取引に係る消費税を除く額）金9,950,000,000円
取引に係る消費税額 金995,000,000円

５．請負代金の支払

	支払時期	支払率	出来高(予定)	支払金額
第1回	2023年09月30日	1.0%	0.1%	109,450,000円
第2回	2024年04月30日	9.0%	2.1%	985,050,000円
第3回	2025年04月30日	10.0%	10.0%	1,094,500,000円
第4回	2025年09月30日	10.0%	23.1%	1,094,500,000円
第5回	2025年11月30日	10.0%	40.0%	1,094,500,000円
第6回	2026年04月30日	20.0%	48.5%	2,189,000,000円
第7回	2026年07月31日	15.0%	70.5%	1,641,750,000円
第8回	2026年09月30日	15.0%	85.5%	1,641,750,000円
第9回	2026年12月31日	9.9%	99.5%	1,083,555,000円
第10回	2027年06月30日	0.1%	100.0%	10,945,000円

【注記】・支払金額：各々現金支払とする。
・各支払金額には10%の消費税が含まれている。
・各支払時期において出来高（予定）に到達していない場合、支払期日を変更することができる。

６．（１）部分使用の有無　　無
（２）部分引渡の有無　　無
（３）種類又は品質に関して契約の内容に適合しない場合におけるその不適合を担保すべき責任の履行に関して講ずべき保証保険契約の締結その他の措置に関する定めの有無　　無

７．解体工事に要する費用等

この工事が、「建設工事に係る資材の再資源化等に関する法律」（平成１２年法律第１０４号）第９条第１項に規定する対象建設工事に該当する場合、同法第１３条第１項の主務省令で定める事項については、添付別紙のとおりとする。

８．建設発生土の搬出先等

(1) 建設発生土の発生予定の有無　　有

(2) 上記(1)で、有りの場合
発注者による搬出先指定の有無　　無
①発注者による建設発生土の搬出先の指定があるときは、仕様書に定めるとおりとする。
②発注者による建設発生土の搬出先の指定がないときは、受注者が適切な搬出先を選定し、発注者に速やかにその名称及び所在地を報告する。また、搬出先を変更したときも同様とする。

９．その他の事項

(1) 本契約締結日以降に発生する工事内容等の変更（金額の増減含む）については、発注者・受注者が協議のうえ、本契約締結日以降の変更契約時に反映させるものとする。

(2) 発注者と受注者（以下「当事者」という）は本契約締結後においても受注者の提案するVEリストについて協議を継続するものとし、当事者はVEリストの項目を反映した工事内容等の変更（見積金額の増減含む）を含め、前項記載の変更契約の合意に向けて誠意を持って協議するものとする。

(3) 請負代金額の支払いは、本契約「5.請負代金の支払い」によるものとし、変更契約締結により請負代金額に変更があった場合、各期日における支払額は、変更後の請負代金額に、本契約「5.請負代金の支払い」における支払率（各回支払額の請負代金額に対する比率）を乗じたものとし、それまでに既支払額と変更契約に該当する支払金額との差額は、変更契約締結後最初の支払期日に精算することとする。

(4) 国内外における大規模な感染症（WHOによるパンデミック警戒フェーズ6相当）の発生による資材等の調達困難等に起因して、完成引渡日までに新築工事及び本件建物の引渡しが完了しなかった場合、工期延長につき発注者と受注者は誠実に協議するものとし、受注者は当該延長に対し違約金の責を負わないものとする。なお、工期延長の場合も、延長後の工期にかかわらず、受注者は可能な限り早期の竣工実現のため最大限努力する。

(5) 発注者は受注者から本件建物の販売状況に関する開示の請求があった場合、滞りなく販売状況を開示するものとする。

(6) 受注者は工事区分表、VEリスト、工程表、VEリストを反映した設計図書及び見積書を2024年3月末までに提示して発注者の承認を得るものとする。

(7) 当事者は工期内で本契約締結日から１年を経過した後に日本国内における賃金水準又は物価水準の変動により請負代金額が不適当となったと認めたときは誠意をもって変動分の負担について協議をするものとする。

１０．準拠法ならびに管轄裁判所

本契約書は、日本法を準拠法とし同法に従って解釈されるものとする。また、本契約に関するあらゆる紛争は 日本国札幌地方裁判所（札幌本庁）を専属的合意管轄裁判所とする。

この契約の証として本書２通を作成し、当事者が記名押印をして本書を発注者・受注者が保有する。
なお、日本文と英文の解釈に相違が生じたときは、日本文を優先する。

２０２３年 ８ 月２６日

発 注 者

東京都千代田区霞が関3丁目2番5号
特定目的会社 ホテル１０１ニセコ
取締役　鄭　武壽

受 注 者

札幌市中央区北２条東１７丁目２番地
岩田地崎建設株式会社
代表取締役社長　岩田　圭剛

4 x 100,000 JPY revenue stamps
2 x 40,000 JPY revenue stamps
3 x seals

Construction Contract

This construction contract (hereinafter, the "Agreement") is made between:

Client: Zheng Wushou, Managing Director, TMK Hotel101 Niseko; and

Contractor: Keigo Iwata, Representative Director and President, Iwata Chizaki Construction Co., Ltd.

Regarding the construction of:

(Project name) HOTEL 101-NISEKO new construction project

based on the following terms and conditions and the attached Private Sector (Seven Associations) Jointly Agreed Terms and Conditions on Construction Contracts, Special Notes for Terms and Conditions on Construction Contracts, Construction Classification Table, VE List, schedule, Confirmation Application Drawings, and Estimates.

1. Place of construction — 1-95-1, -8, -9, -10, -11, and -1, Niseko Hirafu 4-jo, Kutchan Town, Abuta District, Hokkaido
2. Duration — Commencement: 1 September 2023

   Completion: 31 December 2026
   - The Contractor shall strive to complete construction by 30 November 2026.
   - The completion date for landscaping shall be 30 June 2027
3. Handover period — Date of completion
4. Contract price — 10,945,000,000 JPY
   Construction price (excluding consumption tax on the transaction): 9,950,000,000 JPY
   Consumption tax on the transaction:
   995,000,000 JPY
5. Payment of the contract price

	Payment date	Percentage to pay	Estimated completion	Payment amount
1st payment	30 September 2023	1.0%	0.1%	109,450,000 JPY
2nd payment	30 April 2024	9.0%	2.1%	985,050,000 JPY
3rd payment	30 April 2025	10.0%	10.0%	1,094,500,000 JPY
4th payment	30 September 2025	10.0%	23.1%	1,094,500,000 JPY

5th payment	30 November 2025	10.0%	23.1%	1,094,500,000 JPY
6th payment	30 April 2026	20.0%	48.5%	2,189,000,000 JPY
7th payment	31 July 2026	15.0%	70.5%	1,641,750,000 JPY
8th payment	30 September 2026	15.0%	85.5%	1,641,750,000 JPY
9th payment	31 December 2026	9.9%	99.5%	1,083,555,000 JPY
10th payment	30 June 2027	0.1%	100.0%	10,945,000 JPY

[Notes]

- Payment amount: All payments are to be made in cash.
- All payments include 10% consumption tax.
- The payment date can be changed if the estimated completion is not reached.

6. (1) Partial usage: None
   (2) Partial handover: None
   (3) Presence of any notable measures or warranty agreements regarding the execution of obligations in the event of non-compliance with contract in relation to type and quality issues: None

7. Costs required for demolition work, etc.

   If this construction work falls under the category of construction work subject to Article 9, Paragraph 1 of the Law on Recycling of Materials Used in Construction Work (Law No. 104 of 2000), the matters prescribed by ministerial ordinance in Article 13, Paragraph 1 of the same law shall be as set forth in the attached appendix.

8. Destination of construction waste soil, etc.
   (1) Is construction waste soil expected to be generated?: Yes
   (2) If response to (1) is yes:
   Did the Client specify a destination for the waste soil? : No
   (i) If the Client specified a destination, the waste soil shall be disposed as instructed in the specifications document.
   (ii) If the Client did not specify a destination, the Contractor shall select an appropriate destination and promptly report its name and location to the Client. The same shall apply for changes to the destination.

9. Other matters
   (1) Any changes to the contents of the work (including any increase or decrease in the estimated amount) that occur after the date of conclusion this Contract shall be reflected in a revised contract after the date of conclusion of this Contract following discussion between the Client and the Contractor.
   (2) The Client and the Contractor (hereinafter referred to as the "Parties") shall continue to discuss the VE List proposed by the Contractor even after the conclusion of this Contract, and the Parties shall negotiate in good faith to reach an agreement on the revised contract described in the preceding paragraph, including changes to the Work Content etc. (including increases or decreases in the estimated budget)that reflect the items in the VE List.
   (3) The payment of the contract price shall be as set in “5. Payment of the contract price” of this Contract. In the event of any changes to the contract price due to the conclusion of a revised contract, the amount due at each payment date shall be the

revised contract price multiplied by the percentage to pay stated in "5. Payment of the contract price" (the percentage of the contract price due at each payment date), and the difference between the amount already paid and the amount to be paid under the revised contract shall be settled on the first payment due date after the conclusion of the revised contract.

(4) In the event that the new construction project and building handover are not completed by the completion and handover date due to difficulties in procuring materials, etc., caused by the outbreak of a large-scale infectious disease (equivalent to WHO pandemic alert phase 6) both at home and abroad, the Client and the Contractor shall negotiate in good faith regarding an extension, and the Contractor shall not be liable for any penalty fees for such extension. In addition, even in the event of an extension of the construction period, the Contractor shall make every effort to complete the construction as soon as possible, regardless of the construction period after the extension.

(5) The Client shall promptly disclose the sales status of the building if the Contracted requests disclosure.

(6) The Contractor shall submit a construction classification table, VE list, schedule, and design documents and estimates reflecting the VE list by the end of March 2024 and obtain the Client's approval.

(7) If the parties determine within construction period that the contract price has become inappropriate due to fluctuations in wage or price levels in Japan after one year has passed from the date of conclusion of this Contract, they shall negotiate in good faith regarding the burden of the fluctuations.

10. Governing law and jurisdiction

This contract shall be governed by and construed in accordance with Japanese law. Any disputes related to this contract shall be submitted to the exclusive jurisdiction of the Sapporo District Court (Sapporo Head Office) of Japan.

As proof of this Contract, two copies of this document shall be prepared, signed and sealed by the Parties, and the Client and Contractor shall retain this document.
In the event of any discrepancy in interpretation between the Japanese and English versions, the Japanese version shall take precedence.

26 August 2023

Client
Zheng Wushou
Managing Director, TMK Hotel101 Niseko
3-2-5 Kasumigaseki, Chiyoda-ku, Tokyo [Seal]

Contractor
Keigo Iwata
Representative Director and President
Iwata Chizaki Construction Co., Ltd.
17-2 Kita 2-jo Higashi, Chuo-ku, Sapporo [Seal]